1 Execution Version AMENDMENT NO. 12 TO THE CREDIT AGREEMENT AMENDMENT NO. 12 TO THE CREDIT AGREEMENT, dated as of October 15, 2024 (this “Agreement”), by and among each of the Lenders signatory hereto constituting the Required Lenders (each as defined in the Credit Agreement, as defined below), the Borrower (as defined below), Holdings (as defined below), each other Guarantor (as defined in the Credit Agreement) as of the date hereof, Blue Owl Capital Corporation, in its capacities as the administrative agent and collateral agent (in such capacities, the “Administrative Agent”). WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 13, 2019 (as amended by Amendment No. 1 to the Credit Agreement and Incremental Facility Amendment, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2 to Credit Agreement, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as June 11, 2020, Amendment No. 4 to the Credit Agreement and Incremental Facility Agreement, dated as May 7, 2021, Amendment No. 5 to Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021, Amendment No. 6 to the Credit Agreement and Incremental Facility Agreement, dated as of November 10, 2021, Amendment No. 7 to Credit Agreement, dated as of March 14, 2022, Amendment No. 8 to the Credit Agreement, dated as of August 12, 2022, Amendment No. 9 to the Credit Agreement, dated as of November 9, 2022, Amendment No. 10 to the Credit Agreement, dated as of March 15, 2023, Amendment No. 11 to the Credit Agreement, dated as of March 12, 2024, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Blizzard Midco, LLC, a Delaware limited liability company (“Holdings”), Norvax, LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, the Administrative Agent and the other parties party thereto; WHEREAS, the Borrower desires to amend the terms of the Credit Agreement to modify the definition of “Liquidity” such that, from the Amendment No. 12 Effective Date through and including November 15, 2024, the aggregate amount of unrestricted cash and Cash Equivalents owned by e- TeleQuote Insurance, Inc. need not be subject to Account Control Agreements in order to be included in the calculation in such definition. WHEREAS, in accordance with Section 9.02 of the Credit Agreement, Holdings, the Borrower and the Required Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions, in each case, set forth herein; and NOW, THEREFORE, the parties hereto agree as follows: Section 1 Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement (as defined below). The rules of construction and other interpretive provisions specified in Sections 1.03, 1.04, 1.08, 1.09 and 1.11 of the Amended Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto. (b) As used in this Agreement, the following terms have the meanings specified below: “Agreement” shall have the meaning provided in the preamble hereto.

2 “Amended Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement. “Amendment No. 12 Effective Date” shall have the meaning provided in Section 7 hereof. “Borrower/Lender Documents” shall have the meaning provided in Section 9 hereof. “Claim” shall have the meaning provided in Section 8 hereof. “Releasee” shall have the meaning provided in Section 8 hereof. “Releasing Party” shall have the meaning provided in Section 8 hereof. Section 2. Amendment. Pursuant to Section 9.02 of the Credit Agreement, the Required Lenders, Holdings and the Borrower hereby agree that, effective on the Amendment No. 12 Effective Date, the definition of “Liquidity” shall be amended and restated in its entirety as follows: “Liquidity” means, as of any date of determination, the sum of (a) the aggregate amount of unrestricted cash and Cash Equivalents owned by the Borrower or any Restricted Subsidiary and held in deposit accounts or securities accounts that are subject to Account Control Agreements granting the Collateral Agent a first priority perfected lien; provided, that from the Amendment No. 12 Effective Date through and including November 15, 2024, the aggregate amount of unrestricted cash and Cash Equivalents owned by e-TeleQuote Insurance, Inc. and held in deposit accounts or securities accounts need not be subject to Account Control Agreements to be included in the calculation of this clause (a), plus (b) the aggregate amount of Revolving Commitments then in effect minus the Revolving Exposure of all Lenders at such time hereunder. Section 3. Effect of Agreement; Reaffirmation; Reservation of Rights; Etc. (a) Except as expressly set forth herein or in the Amended Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, after giving effect to the Agreement, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Security Documents to which it is a party to, and all of the Collateral does, and in each case shall continue to, secure the payment of all Loan Document Obligations on the terms and conditions set forth in such Security Documents, and hereby ratifies the security interests granted by it pursuant to such Security Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under each Guarantee to which it is a party. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 12 Effective Date. (b) The Lenders and the Administrative Agent reserve each and every right and remedy they may have under the Loan Documents and under applicable law with respect to any Default or Event of Default now or hereafter existing or otherwise, as creditors of the Loan Parties. Nothing in this Amendment shall be deemed to constitute a consent or waiver by the Administrative Agent or any Lender of any Default

3 or Event of Default, whether now existing or hereafter arising, or of any right or remedy that the Administrative Agent and the Lenders may have under any of the Loan Documents or applicable law. Section 4. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants that: (a) the representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 12 Effective Date, as applicable, with the same effect as though made on and as of such date (and deeming this Agreement to be a “Loan Document” for purposes of each such representation and warranty), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any such representation and warranty that is qualified by “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Amendment No. 12 Effective Date, as applicable, with the same effect as though made on and as of such date or such earlier date, as applicable; and (b) as of the Amendment No. 12 Effective Date, no Default or Event of Default shall exist or would result from the execution, delivery and performance of this Agreement. Section 5. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, delivery of an executed counterpart of a signature page by facsimile or other electronic imaging means (e.g. “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart, and shall not be considered an electronic signature. Section 7. Conditions to Effectiveness of this Agreement. The effectiveness of the agreements set forth in this Agreement and of the amendments set forth in Section 2 of this Agreement, shall become effective on the date (the “Amendment No. 12 Effective Date”) when each of the following conditions shall have been satisfied (or waived, as applicable) and, in connection with the foregoing, the execution (which may include telecopy or electronic transmission of a signed signature page of this Agreement) by the Required Lenders of this Agreement:

4 (a) the Administrative Agent shall have received from (x) each Loan Party, and (y) Lenders constituting the Required Lenders either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; (b) the Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 12 Effective Date, certifying that (i) the representations and warranties set forth in Section 4 hereof shall be true and correct, and (ii) no Default or Event of Default shall exist or would result from the execution, delivery and performance of this Agreement; and (c) the Administrative Agent and the Lenders shall have received payment for all reasonable and documented and invoiced out-of-pocket costs and expenses required to be paid or reimbursed under Section 9.03 of the Credit Agreement on the Amendment No. 12 Effective Date, for which invoices have been presented at least one Business Day prior to the Amendment No. 12 Effective Date. Section 8. Release. (a) In consideration of the agreements of the Lenders and the Administrative Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Lender, the Administrative Agent and each of their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (the Lenders, the Administrative Agent and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any of the Loan Parties or any of the successors, assigns, or other legal representatives of any of the Loan Parties may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstances, action, cause or thing whatsoever which arose or occurred at any time on or prior to the date of this Agreement, for or on account of, or in relation to, or in any way in connection with this Agreement, the Credit Agreement, the Amended Credit Agreement, any of the Loan Documents or any of the transactions hereunder or thereunder; provided that nothing contained herein shall release the Releasees from any Claims that (i) may arise after the date hereof for or on account of, or in relation to, or in any way in connection with this Agreement, the Amended Credit Agreement, any of the Loan Documents or transactions contemplated hereunder or thereunder (including obligations of the Releasees to comply with this Agreement, the Amended Credit Agreement, any of the Loan Documents, as modified hereby, after the date hereof) or (ii) resulting from the bad faith or willful misconduct of such Releasees (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). (b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

5 (c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. (d) Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Section 8. If any Releasing Party violates the foregoing covenant, each Loan Party, for itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. Section 9. Final Agreement. This Agreement, the Amended Credit Agreement and any other written agreements, instruments, and documents entered into in connection herewith and therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter hereof and thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as expressly provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Administrative Agent’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. Any agreement by the Lenders or the Administrative Agent concerning any forbearance, waiver or other accommodation concerning any Default or Event of Default or the payment and performance of the Loan Document Obligations must be set forth in writing and signed by a duly authorized signatory of each of the parties required to be a signatory thereto by the Loan Documents. There are no oral agreements among the parties hereto. Section 12. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall discharge or release the Lien or priority of any Security Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby. Section 13. Miscellaneous. Sections 9.03, 9.06, 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference and apply mutatis mutandis. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Loan Document. [SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 12 to the Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BLIZZARD MIDCO, LLC, as Holdings By: Name: Vijay Kotte Title: Chief Executive Officer NORVAX, LLC, as a Borrower By: Name: Vijay Kotte Title: Chief Executive Officer /s/ Vijay Kotte /s/ Vijay Kotte

[Signature Page to Amendment No. 12 to the Credit Agreement] GOHEALTH, LLC, as a Guarantor By: Name: Vijay Kotte Title: Chief Executive Officer CONNECTED BENEFITS, LLC, as a Guarantor By: Name: Vijay Kotte Title: Chief Executive Officer CREATIX, INC., as a Guarantor By: Name: Vijay Kotte Title: Chief Executive Officer /s/ Vijay Kotte /s/ Vijay Kotte /s/ Vijay Kotte

BLUE OWL CAPITAL CORPORATION, as Administrative Agent By: Blue Owl Credit Advisors LLC, its Investment Advisor By: Name:Adam Forchheimer Title:Authorized Signatory [Signature Page to Amendment No. 12 to the Credit Agreement] /s/ Adam Forchheimer

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital Partners CLO 16(M)-R2, LP. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 17(M)-R, Ltd. By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 18(M)-R2 By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 21(M)-R, Ltd. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 24(M)-R, Ltd. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital Partners CLO 2S(M)-R, Ltd. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 28{M)-R2 By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 30(M)-R By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 31(M)-R, Ltd. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 33(M)-R2, L.P. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital Partners CLO 36(M), Ltd. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 42(M)-R By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 44(M), Ltd. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 4S(M)-R By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 46(M)-R By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital Partners CLO 47(M)-R By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 49(M)-R By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO Sl(M), LP. By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 54(M), LP. By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 56(M) By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital Partners CLO 57{M) By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 59{M) By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 61{M) By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 65(M) By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Partners CLO 67{M) By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital Partners CLO 69(M) By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for Philadelphia Indemnity Insurance Company By: Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for Reliance Standard Life Insurance Company By: Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for Safety National Casualty Corporation By: Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for TMD-DL Holdings, LLC By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] GC Advisors LLC as Agent for U.S. Specialty Insurance Company By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Strategic Partners Fund 1, LP. By: GC Investment Management LLC, Its Manager By: Name: Andrew Taylor Title: Authorized Signatory GC Advisors LLC as Agent for RGA Operating Company By: Name: Marc C. Robinson Title: Senior Managing Director GBDC 3 Funding LLC By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GCIC Holdings LLC By: Golub Capital BDC, Inc., its sole member By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] Golub Capital BDC 3 ABS 2022-1 LLC By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GCPF Loan Funding G By: GC Advisors LLC, its agent By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Finance Funding IV Trust By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GCP Finance 6 LP. By: GC Advisors LLC, as agent By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson /s/ Marc C. Robinson

[Signature Pages to Amendment No. 12 to the Credit Agreement] GC Advisors LLC as Agent for U.S. Specialty Insurance Company By: Name: Marc C. Robinson Title: Senior Managing Director Golub Capital Strategic Partners Fund 1, LP. By: GC Investment Management LLC, Its Manager By: Name: Andrew Taylor Title: Authorized Signatory GC Advisors LLC as Agent for RGA Operating Company By: Name: Marc C. Robinson Title: Senior Managing Director GBDC 3 Funding LLC By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director GCIC Holdings LLC By: Golub Capital BDC, Inc., its sole member By: GC Advisors LLC, its Manager By: Name: Marc C. Robinson Title: Senior Managing Director /s/ Andrew Taylor

[Signature Page to Amendment No. 12 to the Credit Agreement] BLUE OWL CAPITAL CORPORATION, as a Lender By: Blue Owl Credit Advisors LLC, its Investment Advisor By: Name: Adam Forchheimer Title:Authorized Signatory ORCC FINANCING II LLC, as a Lender By: Name: Adam Forchheimer Title: Authorized Signatory ORCC II FINANCING LLC, as a Lender By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer /s/ Adam Forchheimer /s/ Adam Forchheimer

[Signature Page to Amendment No. 12 to the Credit Agreement] OWL ROCK CLO I, LTD., as a Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory OWL ROCK CLO II, LTD., as a Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory OWL ROCK CLO III, LTD., as a Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory OWL ROCK CLO VII, LLC, as a Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer /s/ Adam Forchheimer /s/ Adam Forchheimer /s/ Adam Forchheimer

[Signature Page to Amendment No. 12 to the Credit Agreement] OWL ROCK CLO X, LLC, as a Lender By: Blue Owl Credit Advisors LLC, its Collateral Manager By: Name: Adam Forchheimer Title: Authorized Signatory /s/ Adam Forchheimer